SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): July 21, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

               1-32532                                    20-0865835
       (Commission File Number)                        (I.R.S. Employer
                                                      Identification No.)

 50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
     (Address of principal executive offices)              (Zip Code)

    P.O. Box  391,  Covington, Kentucky                    41012-0391
             (Mailing Address)                             (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

         On July 21, 2005, Ashland Inc. (the "Company") announced that the Company's board of directors has authorized the purchase of up to $270 million of its common shares. The repurchase of shares will be made from time to time in the open market in compliance with contractual, Internal Revenue Service and other applicable restrictions.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASHLAND INC.
                                --------------------------------------------
                                               (Registrant)



    Date:  July 21, 2005                      /s/ David L. Hausrath
                                --------------------------------------------
                                Name:     David L. Hausrath
                                Title:    Senior Vice President,
                                          General Counsel and Secretary